© 2025 Texas Capital Bank Member FDIC January 23, 2025 Q4-2024 Earnings

2 Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, TCBI’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans. Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Numerous risks and other factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there can be no assurance that any list of risks is complete, important risks and other factors that could cause actual results to differ materially from those contemplated by forward- looking statements include, but are not limited to: economic or business conditions in Texas, the United States or globally that impact TCBI or its customers; negative credit quality developments arising from the foregoing or other factors; increased or expanded competition from banks and other financial service providers in TCBI’s markets; TCBI’s ability to effectively manage its liquidity and maintain adequate regulatory capital to support its businesses; TCBI’s ability to pursue and execute upon growth plans, whether as a function of capital, liquidity or other limitations; TCBI’s ability to successfully execute its business strategy, including its strategic plan and developing and executing new lines of business and new products and services and potential strategic acquisitions; the extensive regulations to which TCBI is subject and its ability to comply with applicable governmental regulations, including legislative and regulatory changes; TCBI’s ability to effectively manage information technology systems, including third party vendors, cyber or data privacy incidents or other failures, disruptions or security breaches; TCBI’s ability to use technology to provide products and services to its customers; risks related to the development and use of artificial intelligence; changes in interest rates, including the impact of interest rates on TCBI’s securities portfolio and funding costs, as well as related balance sheet implications stemming from the fair value of our assets and liabilities; the effectiveness of TCBI’s risk management processes strategies and monitoring; fluctuations in commercial and residential real estate values, especially as they relate to the value of collateral supporting TCBI’s loans; the failure to identify, attract and retain key personnel and other employees; adverse developments in the banking industry and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments, including in the context of regulatory examinations and related findings and actions; negative press and social media attention with respect to the banking industry or TCBI, in particular; claims, litigation or regulatory investigations and actions that TCBI may become subject to; severe weather, natural disasters, climate change, acts of war, terrorism, global conflict (including those already reported by the media, as well as others that may arise), or other external events, as well as related legislative and regulatory initiatives; and the risks and factors more fully described in TCBI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents and filings with the SEC. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

3 Foundational Tenants of Value Creation in Place Financial Priorities Described 9/1/2021 Building Tangible Book Value // Reinvesting organically generated capital to improve client relevance and create a more valuable franchise Investment // Re-aligning the expense base to directly support the business and investing aggressively to take advantage of market opportunities that we are uniquely positioned to serve Revenue Growth // Growing top- line revenue as a result of expanded banking capabilities for best-in-class clients in our Texas and national markets Flagship Results Proactive, disciplined engagement with the best clients in our markets to provide the talent, products, and offerings they need through their entire life-cycles Structurally higher, more sustainable earnings driving greater performance and lower annual variability Consistent communication, enhanced accountability, and a bias for action ensure execution and delivery Commitment to financial resilience allowing us to serve clients, access markets, and support communities through all cycles Higher quality earnings and a lower cost of capital drive a significant expansion in incremental shareholder returns

2021 Strategic Performance Drivers

Income Statement	Where We Started FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	Targets Estab. in '21
Investment Banking and Trading Income (% of Total Revenue)	2.2%	2.7%	2.9%	8.0%	**13.6%**	~10%
Treasury Product Fees[1] (% of Total Revenue)	1.4%	2.5%	2.4%	2.8%	**3.8%**	~5%
Non-Interest Income (% of Total Revenue)	19.3%	15.2%	28.5%	15.0%	**3.3%**	15%–20%
Adj. Non-Interest Income[2] (% of Adj. Total Revenue[2])	11.2%	13.4%	10.3%	15.0%	**18.9%**	15%–20%
Balance Sheet						
Average Cash & Securities (% of Total Average Assets)	29%	38%	30%	30%	**28%**	>20%
Average Indexed Deposits (% of Total Deposits)	36%	27%	16%	7%	**7%**	<15%

Performance Metrics	Where We Started FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	Targets Estab. in '21
Return on Average Assets	0.18%	0.67%	1.04%	0.64%	**0.25%**	>1.10%
Return on Average Tangible Common Equity[3]	2.1%	8.4%	11.4%	6.2%	**2.0%**	>12.5%
Adj. Return on Average Assets[4]	0.33%	0.69%	0.55%	0.69%	**0.74%**	>1.10%
Adj. Return on Average Tangible Common Equity[3]	4.2%	8.7%	5.8%	6.7%	**7.1%**	>12.5%
CET1	9.4%	11.1%	13.0%	12.6%	**11.4%**	>10%

Treasury Solutions

- Record quarterly fees in 4Q, with full year growth of 18%, relative to 3% in FY23
- Continued success winning core operating accounts; Non-interest bearing, excl. mortgage finance deposits up 4% YoY

Private Wealth

- Modest full-year fee growth, but improving YoY momentum entering 2025; Q4 fees increased 21% compared to Q4 '23
- Enhanced platform build is substantially complete; expect accelerated client adoption in '25

Investment Banking

- Investment banking fees increased 47% for the full year driven by capital markets, syndications, and sales and trading
- Sustained execution, expanded product suite, and continued talent acquisition expected to deliver strong growth in '25

Financial Performance	Q4 '23	Q1 '24	Q2 '24	Q3 '24	Q4 '24	FY 2023	FY 2024	Annual Growth
Assets Under Management[5] ($bn)	$3.8	$4.0	$4.0	$4.1	$4.0	$3.8	$4.0	3%
Treasury Product Fees[1] ($mm)	$7.8	$8.7	$8.5	$9.1	$9.5	$30.3	$35.8	18%
Wealth Management & Trust Fee Income ($mm)	$3.3	$3.6	$3.7	$4.0	$4.0	$14.0	$15.3	10%
Investment Banking & Trading Income ($mm)	$10.7	$23.1	$30.7	$40.5	$32.2	$86.2	$126.6	47%
Income from Areas of Focus ($mm)	**$21.8**	**$35.4**	**$42.9**	**$53.7**	**$45.7**	**$130.4**	**$177.7**	**36%**

Texas Capital Bancshares, Inc.

4

Financial Performance // Income Statement

Financial Highlights ($mm)	2023	Adjusted (Non-GAAP[4]) 2023	2024	Adjusted (Non-GAAP[4]) 2024	Q4 2023	Adjusted (Non-GAAP[4]) Q4 2023	Q3 2024	Adjusted (Non-GAAP[4]) Q3 2024	Q4 2024
Net Interest Income	$914.1	$914.1	$901.3	$901.3	$214.7	$214.7	$240.1	$240.1	$229.6
Non-Interest Revenue	161.4	161.4	31.0	210.6	31.1	31.1	(114.8)	64.8	54.1
Total Revenue	1,075.5	1,075.5	932.3	1,111.9	245.9	245.9	125.3	304.9	283.7
Non-Interest Expense	756.9	737.1	758.3	742.5	201.4	181.5	195.3	190.1	172.2
PPNR[6]	318.6	338.5	174.1	369.4	44.5	64.4	(70.0)	114.9	111.5
Provision for Credit Losses	72.0	72.0	67.0	67.0	19.0	19.0	10.0	10.0	18.0
Income Tax Expense	57.5	62.1	29.6	76.8	5.3	9.9	(18.7)	26.2	22.5
Net Income	189.1	204.4	77.5	225.6	20.2	35.4	(61.3)	78.7	71.0
Preferred Stock Dividends	17.3	17.3	17.3	17.3	4.3	4.3	4.3	4.3	4.3
Net Income to Common	171.9	187.1	60.3	208.3	15.8	31.1	(65.6)	74.3	66.7
Performance Metrics									
Return on Average Assets	0.64%	0.69%	0.25%	0.74%	0.27%	0.47%	(0.78%)	1.00%	0.88%
PPNR[6] / Average Assets	1.08%	1.15%	0.57%	1.21%	0.59%	0.86%	(0.89%)	1.46%	1.38%
Efficiency Ratio[7]	70.4%	68.5%	81.3%	66.8%	81.9%	73.8%	155.8%	62.3%	60.7%
Return on Average Common Equity	6.2%	6.7%	2.0%	7.0%	2.2%	4.4%	(8.9%)	10.0%	8.5%
Earnings Per Share	$3.54	$3.85	$1.28	$4.43	$0.33	$0.65	($1.41)	$1.59	$1.43

Non-GAAP[4] Adjustments ($mm)	2023	2024
Non-Interest Income	161.4	31.0
Loss on AFS Securities Sale	0.0	179.6
Non-Interest Income, Adj.	161.4	210.6
Non-Interest Expense	756.9	758.3
FDIC Special Assessment	(19.9)	(2.8)
Restructuring Expenses	0.0	(7.9)
Legal Settlement	0.0	(5.0)
Non-Interest Expense, Adj.	737.1	742.5

Non-GAAP[4] Adjustments ($mm)	Q4 2023	Q3 2024
Non-Interest Income	31.1	(114.8)
Loss on AFS Securities Sale	0.0	179.6
Non-Interest Income, Adj.	31.1	64.8
Non-Interest Expense	201.4	195.3
FDIC Special Assessment	(19.9)	0.7
Restructuring Expenses	0.0	(5.9)
Legal Settlement	0.0	0.0
Non-Interest Expense, Adj.	181.5	190.1

Texas Capital Bancshares, Inc.

5

Financial Performance // Quarterly Balance Sheet Highlights

Balance Sheet Highlights ($mm) Ending Balances	Q4 2023	Q3 2024	Q4 2024	QoQ	YoY
Assets					
Cash and Equivalents	3,243	4,192	3,189	(24%)	(2%)
Total Securities	4,143	4,406	4,396	(0%)	6%
Commercial Loans	10,411	10,968	11,146	2%	7%
CRE Loans	5,501	5,315	5,616	6%	2%
Consumer Loans	531	569	565	(1%)	6%
Mortgage Finance Loans	3,978	5,530	5,216	(6%)	31%
Gross LHI	20,421	22,381	22,543	1%	10%
Allowance for Credit Losses on Loans	(250)	(273)	(272)	(1%)	9%
Total Assets	**28,356**	**31,629**	**30,732**	**(3%)**	**8%**

	Q4 2023	Q3 2024	Q4 2024	QoQ	YoY
Liabilities					
Non-Interest Bearing Deposits	7,328	9,071	7,485	(17%)	2%
Interest Bearing Deposits	15,044	16,794	17,753	6%	18%
Total Deposits	22,372	25,865	25,239	(2%)	13%
FHLB Borrowings	1,500	1,035	885	(14%)	(41%)
Total Liabilities	**25,157**	**28,275**	**27,364**	**(3%)**	**9%**
Equity					
Common Equity, Excl AOCI	3,261	3,182	3,251	2%	(0%)
AOCI	(362)	(128)	(183)	43%	(49%)
Total Shareholder's Equity	**3,199**	**3,354**	**3,368**	**0%**	**5%**
Common Shares Outstanding	**47,237,912**	**46,207,757**	**46,233,812**	**0%**	**(2%)**

Performance Metrics			
Cash & Securities % of Assets	26%	27%	25%
Commercial Loans % of Gross LHI	51%	49%	49%
Total Allowance for Credit Losses ($mm)	(296)	(319)	(325)
Total ACL / Total LHI	1.46%	1.43%	1.45%

Total LHI % of Deposits	91%	86%	89%
Non-Interest Bearing % of Deposits	33%	35%	30%
Book Value Per Share	$61.37	$66.09	$66.36
Tangible Book Value Per Share[8]	$61.34	$66.06	$66.32

Texas Capital Bancshares, Inc.

6

7 $3.3 $4.4 $4.7 $3.9 $3.5 $4.4 $5.2 $5.4 $4.1 $5.1 $4.4 $4.0 $4.2 $5.1 $5.5 $5.2 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 $5.5 $5.8 $5.7 $5.3 $5.6 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 $10.4 $10.4 $10.5 $11.0 $11.1 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024  Total LHI increased $2.1bn or 10% YoY  Commercial loans increased $735mm or 7% YoY  Broad based growth across the platform supported by the acquisition of an approximately $330mm healthcare portfolio in Q3  Commercial loans increased $178mm or 2% QoQ  Commercial real estate loans increased $116mm or 2% YoY  CRE increased $301mm or 6% QoQ due to slower payoffs and an increase in client activity  Multifamily comprises $2.3bn or 42% of CRE loans  Office balances declined $46mm to $362mm or 6% of CRE loans resulting from continued paydowns and payoffs  Mortgage finance loan average balances increased 13% to $4.6bn  MFLs increased $258mm, or 5%, QoQ as lower mortgage rates supported balances early in the quarter  Linked quarter period end balances decreased $314mm, or 6% Loan Portfolio Composition Mortgage Finance Loans ($bn) Average Period End Commercial Loans ($bn) Commercial Real Estate Loans ($bn)

Deposit and Funding Composition

Average Deposit Trends ($bn)



Q4 2024 EOP
$24.0
$1.1
$13.6
$5.6
$3.6
Q4 2023
$23.8
$0.8
$14.4
$5.2
$3.4
Q1 2024
$24.3
$0.6
$15.1
$5.2
$3.4
Q2 2024
$25.7
$0.5
$15.8
$6.0
$3.5
Q3 2024
$26.7
$0.5
$16.9
$5.8
$3.5
Q4 2024
$25.2
$0.5
$17.2
$4.0
$3.5
Q4 2024
Non-Interest Bearing, excl MF9
MF9 Non-Interest Bearing
Interest Bearing
Interest Bearing Brokered

- Total deposit balances increased $2.9bn or 13% YoY primarily from interest bearing deposit growth
- Total deposit balances decreased $0.6bn or 2% QoQ driven by anticipated seasonal mortgage finance deposit reductions
- Non-interest bearing, excl MF[9] deposits grew for the second consecutive quarter, as the firm continues to increase core operating accounts supported by peer-leading cash management capabilities
- Average MF[9] non-interest bearing deposits decreased by $178mm, with the ratio to average mortgage finance loans declining to 107% in Q4 compared to 116% in Q3
  - End of period balances decreased by $1.6bn QoQ or 29% consistent with historical seasonal trends in the fourth quarter and select high-cost balance reductions
  - The majority of MF[9] non-interest bearing deposits are compensated through relationship pricing which results in application of an interest credit to either the client's mortgage finance or commercial loan yield
- Average cost of interest bearing deposits declined by 32bps to 4.32% as rates declined throughout the quarter
  - Realized beta of 32% relative to Fed Funds cycle to date

Period End Deposit Flows ($mm)

	Q4 '23	Q3 '24	Q4 '24	QoQ Change $	QoQ Change %
Non-Interest Bearing, excl MF[9]	3,339	3,444	3,466	22	1%
MF[9] Non-Interest Bearing	3,989	5,627	4,019	(1,607)	(29%)
Total Non-Interest Bearing	**7,328**	**9,071**	**7,485**	**(1,585)**	**(17%)**
Interest Bearing	14,126	16,276	17,219	943	6%
Brokered Deposits	917	518	535	16	3%
Total Interest Bearing	**15,044**	**16,794**	**17,753**	**959**	**6%**
Total Deposits	**$22,372**	**$25,865**	**$25,239**	**($627)**	**(2%)**

Funding Costs



4.58%
4.67%
4.64%
4.64%
4.32%
2.82%
2.97%
2.99%
2.94%
2.81%
2.75%
2.83%
2.83%
2.76%
2.61%
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Avg Cost of Total Deposits
Total Cost of Funds
Avg Cost of Int. Bearing Deposits

Texas Capital Bancshares, Inc.

8

9 (13.5%) (13.7%) (6.5%) (6.8%) 3.1% 3.4% 6.1% 6.8% (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q3 2024 Q4 2024 -200bps Shock -100bps Shock +100bps Shock +200bps Shock Net Interest Income Sensitivity Standard Model Assumptions10 100bp & 200bp Parallel Shocks  Loan Balances: Static  Deposit Balances: Static  Loan Spreads: Current Levels  Up Scenario Int. Bearing Deposit Beta: ~80%  Down Scenario Int. Bearing Deposit Beta: ~60%  Investment Portfolio: Ratio held constant Hedging Profile Net Interest Income Sensitivity – Static Balance Sheet ($mm) $922mm$925mmBase NII11 Earning Assets Profile (Average) Q4 2024Q3 2024 YieldBalance ($mm)YieldBalance ($mm) 4.72% $4,473 5.30% $3,959 Interest Bearing Cash and Equivalents 3.79% 4,504 3.34% 4,315 Securities --0 9.44% 24 Loans Held for Sale 6.82% 16,920 7.26% 16,792 LHI excl Mortgage Finance LHI 3.73% 5,410 4.20% 5,152 Mortgage Finance LHI --(273)--(267)ACL on Loans 5.59% $31,034 5.96% $29,975 Earning Assets  94% of LHI excluding mortgage finance LHI are variable rate  $1bn of loans, or 6%, are fixed with 9% maturing or repricing in the next 12 months  Duration of the securities portfolio is ~4.5 years with Q4 cash flows of $142mm  Q4 purchases of $206mm with an average rate of 4.6%  Loan hedges reduced interest income by $12.5mm in Q4 compared to $18.3mm in Q3 Impacts of Mortgage Finance  Mortgage finance LHI represents 24% of the average total LHI portfolio with the majority tied to 1-month SOFR which declined 51bps in Q4  Given the current outlook and observed seasonality, the average mortgage finance self funding ratio is expected to be relatively flat during Q1  Firm’s overall net interest income sensitivity (per the chart above) is inclusive of mortgage finance NII impact on a flat balance sheet and does not account for changes in warehouse volumes in either a lower or higher rate environment $56 $29 ($60) ($125) $63 $32 ($63) ($126) Receive Rate Average Notional Balance ($bn) 3.60%2.6 Q4 2024 3.60%2.6 Q1 2025 3.43%2.4 Q2 2025 3.09%1.3 Q3 2025 3.31%0.4 Q4 2025 3.31%0.2 Q1 2026 ----Q2 2026

Q4-2024 Earnings Overview

Net Interest Income ($mm)



$240.1
$1.7
($18.6)
$2.4
($6.1)
($0.4)
$6.1
($12.0)
$13.2
$3.3
$229.6
Q3 2024
Loans Excl MF Volume9
Loans Excl MF Yield9
MF Loan Volume9
MF Yield9
Loan Fees
Investment Securities & Cash
Interest Bearing Deposits Volume
Interest Bearing Deposit Cost
Borrowings
Q4 2024

Net Interest Margin ($mm)



2.93%
3.03%
3.01%
3.16%
2.93%
$214.7
$215.0
$216.6
$240.1
$229.6
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Net Interest Income
Net Interest Margin

Non-Interest Income ($mm)

% of Total Revenue, Adj.[4]



13%
16%
19%
21%
19%
$31.1
$41.3
$50.4
$64.8
($114.8)
$54.1
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Non-Interest Income
Non-Interest Income, Adj.4

Non-Interest Expense ($mm)



$201.4
$19.9
10%
$73.5
36%
$108.0
54%
$202.4
$10.0
5%
$65.7
32%
$126.7
63%
$188.4
$0.5
0%
$69.1
37%
$118.8
63%
$195.3
$5.3
3%
$71.3
37%
$118.7
60%
$172.2
$74.3
43%
$97.9
57%
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Salaries & Benefits
Other NIE
Non-Recurring Items4

- Net interest income decreased $10.5mm QoQ driven by seasonal warehouse factors and timing differences associated with the impact of lower interest rates on the SOFR weighted loan portfolio relative to benefits on deposit costs from fed funds rate reductions
- Full year adjusted non-interest income[4] increased $49.2mm, or 30%, in 2024
  - Record level of full year adjusted non-interest income[4]
- Quarterly adjusted non-interest expense[4] decreased $17.9mm to $172.2mm from restructured expenses recognized in the third quarter as well as adjustments to compensation accruals

Texas Capital Bancshares, Inc.

10

Asset Quality Trends

Allowance for Credit Loss Reserve Ratios



1.46%
1.79%
1.43%
1.87%
1.45%
1.87%
Q4 2023
Q3 2024
Q4 2024
3.6x
3.6x
2.9x
Total ACL / Non-accrual Loans HFI
Total ACL / LHI
Total ACL, ex MF9 / LHI ex MF9
Q4 2023
Q3 2024
Q4 2024

Asset Quality Ratios



NPAs/Total Assets
NCOs/Avg. LHI
Criticized/LHI
3.63%
4.13%
3.95%
4.03%
3.18%
0.29%
0.35%
0.28%
0.28%
0.36%
0.27%
0.22%
0.23%
0.11%
0.22%
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Net Charge-Offs ($mm)	$13.8	$10.8	$12.0	$6.1	$12.1

Special Mention Composition ($mm)



$491.2
$584.5
$593.3
$579.8
$435.6
53%
47%
50%
50%
48%
52%
25%
75%
30%
70%
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Commercial
Mortgage Finance
Real Estate
Consumer

Substandard Composition ($mm)



$247.0
$275.0
$266.4
$317.9
$278.3
19%
81%
21%
79%
1%
19%
80%
1%
26%
73%
1%
20%
79%
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Commercial
Mortgage Finance
Real Estate
Consumer

- ACL on Loans decreased $1.4mm QoQ to $271mm
- Total ACL, excl. MF[9] increased $8.6mm to $322mm, an all time high for the firm
  - Total ACL, excl. MF[9] to LHI, excl. MF[9] in the top 5 percent among Peers[12] Total ACL to LHI ratio
- $12.1mm of net charge-offs, 0.22% of average LHI, related to previously identified problem credits
  - Net charge-offs to average LHI of 0.19% for full year 2024
- Full year 2024 provision expense as a percentage of average LHI of 31bps
  - Full year 2024 provision expense as a percentage of LHI, excl MF[9] of 40bps
- Criticized LHI as a percentage of LHI improved by 85bps as criticized loans declined by $184mm
  - Special mention loans declined $144.2mm QoQ to $435.6mm driven by payoffs and upgrades to pass from commercial and real estate credits
  - Substandard loans declined $39.6mm QoQ to $278.3mm
  - Non-performing assets increased $22.2mm QoQ to 0.36% of total assets

Texas Capital Bancshares, Inc.
11

Capital Position and Trends

Regulatory Capital Levels



2025 YE Target
17.07%
2.83%
1.59%
12.65%
16.64%
2.70%
1.56%
12.38%
15.65%
2.56%
1.47%
11.62%
15.17%
2.54%
1.44%
11.19%
15.37%
2.55%
1.44%
11.38%
>11.00%
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
2025 Target
CET1
Tier 1 Capital
Tier 2 Capital

Tangible Common Equity / Tangible Assets[13]



10.22%
10.22%
9.83%
9.84%
9.63%
9.63%
9.65%
9.66%
9.98%
9.98%
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Tangible Common Equity / Tangible Assets13
Common Equity / Total Assets

Peer[12] Tangible Common Equity / Tangible Assets[13]				
7.65%	7.63%	7.63%	8.01%	

Tangible Book Value per Share[8]



$61.34
$61.37
$61.06
$61.10
$62.23
$62.26
$66.06
$66.09
$66.32
$66.36
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Tangible Book Value per Share8
Book Value per Share

Period End AOCI ($mm)				
($362)	($380)	($368)	($128)	($183)

AOCI per Share				
($7.66)	($8.09)	($7.96)	($2.77)	($3.96)

- Regulatory capital ratios remain strong
  - **Total capital ratio of 15.37%, in the top quartile of the peer group[12], and CET1 ratio of 11.38%**
- Tangible common equity / tangible assets[13] ended the quarter at 9.98%, an important characteristic of our financially resilient business model and a key metric as we manage the balance sheet through-cycle
  - **Tangible common equity / tangible assets[13] in top quintile of peer group[12]**
- Tangible book value per share[8] increased by $4.98 or 8% YoY as a result of income generated and share repurchase activity
  - **TBVPS[8] of $66.32 is an all-time high for the Firm**
- During 2024, repurchased 1.4mm shares, 2.9% of year end 2023 shares outstanding, for a total of $81mm at a weighted average price of approximately 96% of prior month tangible book value
  - Share repurchase program of $200mm authorized for 2025

Texas Capital Bancshares, Inc.

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13 Full Year 2025 Guidance FY 2024 Adjusted (Non-GAAP4) High single to low double-digit % growth$1,111.9mmTotal Revenue, Adjusted4 $270mm$210.6mmNon-Interest Revenue, Adjusted4 High single-digit % growth$742.5mmNon-Interest Expense, Adjusted4 30bps - 35bps40bpsProvisions / Avg LHI, ex. Mortgage Finance LHI >11%11.38%CET1 Ratio Full Year 2025 Guidance  Forward curve14 assumes 25bps cuts in both March and December with an exit rate of 4.0% at year end 2025  Tax rate expected to be ~25% for the full year in 2025  Achievement of a quarterly 1.10% ROAA in the second half of 2025 Guidance Commentary

Appendix // Footnotes

1. Includes service charges on deposit accounts, as well as fees related to our commercial card program, merchant transactions, and FX transactions, all of which are included in other non-interest income and totaled $2.8mm for FY 2020, $4.0mm for FY 2021, $6.1mm for FY 2022, $9.4mm for FY 2023, $10.2mm for FY 2024, and $2.4mm, $2.4mm, $2.5mm, $2.8mm, and $2.5mm for Q4 2023, Q1 2024, Q2 2024, Q3 2024, and Q4 2024 respectively
2. Non-GAAP Reconciliation // Adjusted Non-Interest Income and Total Revenue

	2020 ($mm)		2021 ($mm)		2022 ($mm)		2023 ($mm)		2024 ($mm)	
	As Reported	Adjusted[1]	As Reported	Adjusted[1]	As Reported	Adjusted[2]	As Reported	Adjusted	As Reported	Adjusted[3]
Net Interest Income	$851.3	$821.1	$768.8	$767.6	$875.8	$875.8	$914.1	$914.1	$901.3	$901.3
Non-Interest Income	203.0	103.7	138.3	119.5	349.5	101.0	161.4	161.4	31.0	210.6
Total Revenue	$1,054.3	$924.8	$907.1	$887.1	$1,225.3	$976.8	$1,075.5	$1,075.5	$932.3	$1,111.9
Non-Interest Income % of Total Revenue	19.3%	11.2%	15.2%	13.4%	28.5%	10.3%	15.0%	15.0%	3.3%	18.9%

1) Adjusted to remove revenue contribution of exited Correspondent Lending Line of Business
2) Adjusted to remove non-recurring gain on sale of Insurance Premium Finance Loan Portfolio
3) Adjusted to remove non-recurring loss on sale of AFS securities

3. See slide: Non-GAAP Reconciliation // Return on Average Tangible Common Equity (ROATCE)
4. See slide: Non-GAAP Reconciliation // Adjusted Earnings & Ratios
5. Assets Under Management includes non-discretionary brokerage assets that the Firm earns wealth management and trust fee income on
6. "PPNR" used as an abbreviation for Pre-Provision Net Revenue which is the sum of net interest income and non-interest income, less non-interest expense
7. Non-interest expense divided by the sum of net interest income and non-interest income
8. Stockholders' equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end
9. "MF" used as abbreviation for Mortgage Finance
10. Model assumptions are only for Q4 2024; See prior TCBI Earnings Materials for prior model assumptions
11. Baseline scenarios hold constant balances, market rates, and assumptions as of period end reporting
12. Major exchange traded US peer banks with $20-100bn in total assets, excluding PR headquartered banks and merger targets; Source: S&P Capital IQ Pro; Data as of Q3 2024
13. Stockholders' equity excluding preferred stock, less goodwill and intangibles, divided by total assets, less goodwill and intangibles
14. Forward curve as of December 19, 2024

14

Non-GAAP Reconciliation // Return on Average Tangible Common Equity (ROATCE)

ROATCE is a non-GAAP financial measure. ROATCE represents the measure of net income available to common shareholders as a percentage of average tangible common equity. ROATCE is used by management in assessing financial performance and use of equity. A reconcilement of ROATCE to the most directly comparable U.S. GAAP measure, ROACE, for all periods is presented below.

	2020 ($mm)		2021 ($mm)		2022 ($mm)		2023 ($mm)		2024 ($mm)	
	As Reported	Adjusted[1]	As Reported	Adjusted[1]	As Reported	Adjusted[1]	As Reported	Adjusted[1]	As Reported	Adjusted[1]
Net Income to Common	$56.5	$112.6	$235.2	$244.5	$315.2	$159.5	$171.9	$187.1	$60.3	$208.3
Average Common Equity	$2,686.7	$2,686.7	$2,815.7	$2,815.7	$2,783.3	$2,783.3	$2,795.0	$2,795.0	$2,955.5	$2,955.5
Less: Average Goodwill & Intangibles	17.9	17.9	17.4	17.4	14.5	14.5	1.5	1.5	1.5	1.5
Average Tangible Common Equity	$2,668.8	$2,668.8	$2,798.3	$2,798.3	$2,768.8	$2,768.8	$2,793.5	$2,793.5	$2,954.0	$2,954.0
ROACE	2.1%	4.2%	8.4%	8.7%	11.3%	5.7%	6.2%	6.7%	2.0%	7.0%
ROATCE	2.1%	4.2%	8.4%	8.7%	11.4%	5.8%	6.2%	6.7%	2.0%	7.1%

(1) See slide Non-GAAP Reconciliation // Adjusted Earnings & Ratios

Texas Capital Bancshares, Inc.

15

Non-GAAP Reconciliation // Adjusted Earnings & Ratios

Adjusted line items are non-GAAP financial measures that management believes aids in the discussion of results. A reconcilement of these adjusted items to the most directly comparable U.S. GAAP measures for all periods is presented below. Periods not presented below did not have adjustments.

($mm, Except per Share)	Q4 2023	Q3 2024	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024
Net Interest Income	$214.7	$240.1	$851.3	$768.8	$875.8	$914.1	$901.3
Non-Interest Revenue	31.1	(114.8)	203.0	138.3	349.5	161.4	31.0
Adjustments for Non-Recurring Items:							
Gain on Sale of Insur. Prem. Finance	-	-	-	-	(248.5)	-	-
Loss on AFS Securities Sale	-	179.6	-	-	-	-	179.6
Non-Interest Revenue, Adjusted	31.1	64.8	203.0	138.3	101.0	161.4	210.6
Non-Interest Expense	201.4	195.3	704.4	599.0	727.5	756.9	758.3
Adjustments:							
Transaction Costs	-	-	(17.8)	-	(29.6)	-	-
Restructuring Expense	-	(5.9)	(54.0)	(12.0)	(9.8)	-	(7.9)
Legal Settlement	-	-	-	-	-	-	(5.0)
Charitable Contribution	-	-	-	-	(8.0)	-	-
FDIC Special Assessment	(19.9)	0.7	-	-	-	(19.9)	(2.8)
Non-Interest Expense, Adjusted	181.5	190.1	632.6	587.0	680.1	737.1	742.5
PPNR[6]	44.5	(70.0)	349.9	308.1	497.8	318.6	174.1
PPNR[6], Adjusted	64.4	114.9	421.7	320.1	296.6	338.5	369.4
Provision for Credit Losses	19.0	10.0	258.0	(30.0)	66.0	72.0	67.0
Income Tax Expenses	5.3	(18.7)	25.7	84.1	99.3	57.5	29.6
Tax Impact of Adjustments Above	4.6	44.9	15.6	2.7	(45.4)	4.6	47.2
Income Tax Expenses, Adjusted	9.9	26.2	41.3	86.8	53.9	62.1	76.8
Net Income	20.2	(61.3)	66.3	253.9	332.5	189.1	77.5
Net Income, Adjusted	35.4	78.7	122.4	263.2	176.8	204.4	225.6
Preferred Stock Dividends	4.3	4.3	9.8	18.7	17.3	17.3	17.3
Net Income to Common	15.8	(65.6)	56.5	235.2	315.2	171.9	60.3
Net Income to Common, Adjusted	31.1	74.3	112.6	244.5	159.5	187.1	208.3
Average Assets	$29,732.0	$31,215.2	$37,516.2	$38,140.3	$32,049.8	$29,537.3	$30,613.2
Return on Average Assets	0.27%	(0.78%)	0.18%	0.67%	1.04%	0.64%	0.25%
Return on Average Assets, Adjusted	0.47%	1.00%	0.33%	0.69%	0.55%	0.69%	0.74%
PPNR[6] / Average Assets	0.59%	(0.89%)	0.93%	0.81%	1.55%	1.08%	0.57%
PPNR[6], Adjusted / Average Assets	0.86%	1.46%	1.12%	0.84%	0.93%	1.15%	1.21%
Average Common Equity	$2,794.6	$2,945.2	$2,686.7	$2,815.7	$2,783.3	$2,795.0	$2,955.5
Return on Average Common Equity	2.25%	(8.87%)	2.10%	8.35%	11.33%	6.15%	2.04%
Return on Average Common Equity, Adjusted	4.41%	10.04%	4.19%	8.68%	5.73%	6.70%	7.05%
Diluted Common Shares	48,097,517	46,608,742	50,582,979	51,140,974	51,046,742	48,610,206	46,989,204
Earnings per Share	$0.33	($1.41)	$1.12	$4.60	$6.18	$3.54	$1.28
Earnings per Share, Adjusted	$0.65	$1.59	$2.23	$4.78	$3.13	$3.85	$4.43

Texas Capital Bancshares, Inc.

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